Exhibit 10.1

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of October 28, 2015 among Envision Healthcare Corporation (the “Borrower”), the several banks and financial institutions parties hereto that constitute Tranche B-2 Term Lenders (as further defined in Subsection 1(b)(i) hereof) and Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to that certain agreement and plan of merger dated as of July 30, 2015 (the “Merger Agreement”), by and among AMR HoldCo, Inc. (“Buyer”), Ranch Merger Sub, Inc. (“Merger Sub”), WP Rocket Holdings Inc. (“Target”) and Fortis Advisors LLC (the “Merger Agreement”), the Borrower will acquire all of the equity interest of the Target through the merger of Merger Sub with and into the Target, with the Target surviving the Merger as a wholly owned subsidiary of the Borrower (the “Acquisition”); and

WHEREAS, pursuant to and in accordance with Subsection 2.6 of the Credit Agreement, the Borrower has requested that Incremental Term Loan Commitments in an aggregate principal amount of $635 million be made available to the Borrower, and the Tranche B-2 Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B-2 Term Lenders will make Incremental Term Loans in the form of the Tranche B-2 Term Loans (as defined in Subsection 1(b)(i) hereof), (b) that the proceeds of the Tranche B-2 Term Loans will be used to finance the Acquisition and to pay fees, premiums and expenses incurred in connection with the Acquisition and this Amendment and (c) to amend the Credit Agreement as provided herein without the consent or approval of any other Lender, as permitted by Subsections 2.6(d) and 11.1(d) thereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(a)                                 The Tranche B-2 Term Loans shall be deemed to be “Incremental Term Loans”, the Tranche B-2 Term Lenders shall be deemed to be “Additional Lenders”, the Tranche B-2 Term Loan Commitments shall be deemed to be “Incremental Term Loan Commitments” and this Second Amendment shall be deemed to be an “Incremental Commitment Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement and the other

Loan Documents.  The Borrower and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.6(b) of the Credit Agreement, to the inclusion as an “Additional Lender” of each Tranche B-2 Term Lender that is party to this Second Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b)                                 Subsection 1.1 of the Credit Agreement is hereby amended as follows:

i.                                          by adding the following new definitions, to appear in proper alphabetical order:

“Initial Term Lender”:  any Lender having an Initial Term Loan Commitment or an Initial Term Loan outstanding hereunder.

“Initial Term Loan Percentage”:  as to any Initial Term Lender at any time, the percentage which (a) such Lender’s Initial Term Loans and unused Initial Term Loan Commitment then outstanding constitute of (b) the sum of all of the Initial Term Loans and unused Initial Term Loan Commitments then outstanding (or, if the Initial Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Initial Term Loans then outstanding constitute of the aggregate Initial Term Loans then outstanding).

“Original Lead Arrangers”:  as defined in the definition of Lead Arrangers in this Subsection 1.1.

“Second Amendment”:  the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Tranche B-2 Term Lenders and the Administrative Agent.

“Second Amendment Effective Date”:  October 28, 2015.

“Tranche B-2 Fee Letter”:  the fee letter agreement, dated as of July 30, 2015 by and among Barclays Bank PLC, Goldman Sachs Bank USA and the Borrower, as supplemented by the letter agreement dated August 28, 2015, as further supplemented and amended by the letter agreement dated September 3, 2015, as further supplemented by the letter agreement dated October 28, 2015 and as further amended, restated, modified or supplemented from time to time.

“Tranche B-2 Lead Arrangers”:  as defined in the definition of “Lead Arrangers” in this Subsection 1.1.

“Tranche B-2 Term Lender”:  any Lender having a Tranche B-2 Term Loan Commitment and/or a Tranche B-2 Term Loan outstanding hereunder.

“Tranche B-2 Term Loan”:  the Tranche B-2 Term Loans made by the Lenders holding the Tranche B-2 Term Loan Commitments to the Borrower under Article II on the Second Amendment Effective Date.

“Tranche B-2 Term Loan Commitment”:  as to any Lender, its obligation to make Tranche B-2 Term Loans to the Borrower pursuant to Subsection 2.1(b) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B-2 Term Loan Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche B-2 Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all Lenders, the “Tranche B-2 Term Loan Commitments”.  The original aggregate amount of the Tranche B-2 Term Loan Commitments on the Second Amendment Effective Date is $635 million.

“Tranche B-2 Term Loan Percentage”:  as to any Tranche B-2 Term Lender at any time, the percentage which (a) such Lender’s Tranche B-2 Term Loans and unused Tranche B-2 Term Loan Commitment then outstanding constitute of (b) the sum of all of the Tranche B-2 Term Loans and unused Tranche B-2 Term Loan Commitments then outstanding (or, if the Tranche B-2 Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Tranche B-2 Term Loans then outstanding constitutes of the aggregate Tranche B-2 Term Loans then outstanding).

“Tranche B-2 Repricing Transaction”:  the prepayment, refinancing, substitution or replacement of all or a portion of the Tranche B-2 Term Loans (including, without limitation, as may be effected through any amendment, waiver or modification to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche B-2 Term Loans), (a) if the primary purpose of such prepayment, refinancing, substitution, replacement, amendment, waiver or modification is (as reasonably determined by the Borrower in good faith) to refinance the Tranche B-2 Term Loans at a lower “effective yield” (taking into account, among other factors, margin, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBOR Rate, but including any LIBOR floor or similar floor that is higher than the then Adjusted LIBOR Rate), (b) if the prepayment, refinancing, substitution, replacement, amendment, waiver or modification is effectuated by the incurrence by the Borrower or any Restricted Subsidiary of new Indebtedness, such new Indebtedness is first lien secured term loan bank financing, and (c) if such prepayment, refinancing, substitution, replacement, amendment, waiver or modification results in such first lien secured term loan bank financing having an “effective yield” (as reasonably determined by the Administrative Agent, in consultation with the Borrower, consistent with generally accepted financial practices, after giving effect to, among other factors, margin, upfront or similar fees or original issue discount shared with all providers of such financing (calculated based on assumed four-year average life and without present value discount), but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBOR Rate, but including any LIBOR floor or similar floor that is higher than the then applicable Adjusted LIBOR Rate) that is less than the “effective yield” (as reasonably determined by the Administrative Agent, in consultation with the Borrower, on the same basis) of the Tranche B-2 Term Loans prior to being so prepaid, refinanced, substituted or replaced or subject to such amendment, waiver or modification to this Agreement.

ii.                                       by inserting the words “(i) in respect of the Initial Term Loans, “ before “1.00%” appearing in clause (b) of the definition of “Adjusted LIBOR Rate” and by inserting the words “and (ii) in respect of the Tranche B-2 Term Loans, 1.00%” after “1.00%” appearing in clause (b) of the definition of “Adjusted LIBOR Rate”,

iii.                                    by inserting the words “(i) in respect of the Initial Term Loans, “ before “2.00%” appearing in clause (d) of the definition of “Alternate Base Rate” and by inserting the words “and (ii) in respect of the Tranche B-2 Term Loans, 2.00%” after “2.00%” appearing in clause (d) of the definition of “Alternate Base Rate”,

iv.                                   by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin”:  in respect of (I) Initial Term Loans, a percentage per annum equal to (a) from the First Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Subsection 7.2(b) in respect of the first full fiscal quarter ending after the First Amendment Effective Date, 3.00% per annum for Eurodollar Loans, and 2.00% per annum for ABR Loans, and (b) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First-Lien Net Leverage Ratio, as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Subsection 7.2(b):

Applicable Margin

Pricing Level	Consolidated First-Lien Net Leverage Ratio	Eurodollar Loans	ABR Loans
1	< 2.50:1.00	2.75%	1.75%
2	> 2.50:1.00	3.00%	2.00%

and (II) Tranche B-2 Term Loans, 3.25% per annum for Eurodollar Loans, and 2.25% per annum for ABR Loans.

Notwithstanding the foregoing, in the event that the financial statements required to be delivered pursuant to Subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to Subsection 7.2(b), are not delivered when due, then:

(1)                                 if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin in respect of the Initial Term Loans increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of the Initial Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;

(2)                                 if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin in respect of the Initial Term Loans decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin in respect of the Initial Term Loans shall not become applicable until the date upon which the financial statements and Compliance Certificate actually are delivered, and

(3)                                 if such financial statements and Compliance Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, Pricing Level 2 shall apply in respect of the Initial Term Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).”

v.                                      by inserting the words “, Tranche B-2 Term Loan Commitments” after the words “Initial Term Loan Commitments” appearing in the definition of “Borrowing”,

vi.                                   by inserting the words “or Tranche B-2 Term Loan Commitment” after the words “Initial Term Loan Commitment” appearing in clause (b) of the definition of “Conduit Lender”,

vii.                                by amending and restating the definition of “Facility” as follows:

““Facility”:  each of (a) the Initial Term Loan Commitments and the Extensions of Credit made thereunder, (b) the Tranche B-2 Term Loan Commitments and the Extensions of Credit made thereunder and (c) any other committed facility hereunder and the Extensions of Credit made thereunder.”

viii.                             by inserting the word “applicable” immediately before the words “Maturity Date” appearing in clause (b)(ii) of the definition of “Interest Period”,

ix.                                   by amending and restating the definition of “Lead Arranger” as follows:

““Lead Arrangers”:  in respect of (I) Initial Term Loans, Deutsche Bank Securities Inc., Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., RBC Capital Markets, and UBS Securities LLC, as Joint Lead Arrangers (collectively, the “Original Lead Arrangers”) and (II) Tranche B-2 Term Loans, Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers (collectively, the “Tranche B-2 Lead Arrangers”).  For the avoidance of doubt, Tranche B-2 Lead Arrangers shall not constitute Lead Arrangers for the purposes of Subsections 6.1(b) and (e).”

x.                                      by amending and restating the definition of “Loan” as follows:

““Loan”:  each Initial Term Loan, Tranche B-2 Term Loan, Incremental Loan and/or Extended Loan, as the context shall require; collectively, the “Loans”.”

xi.                                   by amending and restating the definition of “Maturity Date” as follows:

““Maturity Date”:  in respect of (I) Initial Term Loans, May 25, 2018, and (II) Tranche B-2 Term Loans, October 28, 2022, as the context may require.”

xii.                                by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”:  in respect of (I) Initial Term Loans, each of Deutsche Bank Securities Inc., Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, and UBS Securities LLC, in their collective capacity as Joint Lead Arrangers, and Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, UBS Securities LLC, Citigroup Global Markets Inc. and Natixis, in their collective capacity as Joint Bookmanagers, and (II) Tranche B-2 Term Loans, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their collective capacity as Joint Bookrunners, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche

Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC in their collective capacity as Joint Lead Arrangers, and Fifth Third Bank, UBS Securities LLC and Wells Fargo Securities, LLC, in their collective capacity as co-managers.”

xiii.                             by amending and restating the definition of “Term Loans” as follows:

““Term Loans”:  the Initial Term Loans, Tranche B-2 Term Loans, Incremental Term Loans and/or Extended Term Loans, as the context shall require.”

xiv.                            by amending and restating the definition of “Tranche” as follows:

““Tranche”:  with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Term Loans or Initial Term Loan Commitments, (2) Tranche B-2 Term Loans or Tranche B-2 Term Loan Commitments, (3) Incremental Loans or Incremental Commitments with the same terms and conditions made on the same day, or (4) Extended Term Loans (of the same Extension Series); provided that, the 2013 Supplemental Term Loans shall be considered part of the Initial Term Loans to which such 2013 Supplemental Term Loans are added pursuant to the definition of Initial Term Loan.”

(c)                                  Section 2.1 of the Credit Agreement is hereby amended as follows:

i.                                          by deleting the reference to “Initial Term Loans” in the section heading thereof and replacing it with “Term Loans”,

ii.                                       by inserting “(a)” before the beginning of the first sentence thereof and

iii.                                    by inserting the following as new clause (b) thereof:

“(b)                           Subject to the terms and conditions hereof, each Lender holding a Tranche B-2 Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Second Amendment Effective Date, one or more term loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B-2 Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Tranche B-2 Term Loans:

(i)                                     shall, at the option of the Borrower, be incurred and maintained as and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)                                  shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche B-2 Term Loan Commitment of such Lender.

Once repaid, Tranche B-2 Term Loans incurred hereunder may not be reborrowed.  On the Second Amendment Effective Date (after giving effect to the incurrence of Tranche B-2 Term Loans on such date), the Tranche B-2 Term Loan Commitment of each Tranche B-2 Term Lender shall terminate.”

(d)                                 Section 2.2 of the Credit Agreement is hereby amended as follows:

i.                                          by amending and restating clause (a) thereof as follows:

“The Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B-2 Term Loans) or the Second Amendment Effective Date (in the case of requests relating to the Tranche B-2 Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrower.  Each Note in respect of an Initial Term Loan shall be dated the Closing Date.  Each Note in respect of a Tranche B-2 Term Loan shall be dated the Second Amendment Effective Date.  Each Note shall be payable as provided in Subsections 2.2(b) or 2.2(c), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”

ii.                                       by inserting the words “in respect of the Initial Term Loans” after the words “Maturity Date” appearing in clause (b) thereof,

iii.                                    by inserting the following as new clause (c) thereof:

“(c)                            The Tranche B-2 Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on March 31, 2016 up to and including the Maturity Date in respect of the Tranche B-2 Term Loans (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B-2 Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date in respect of the Tranche B-2 Term Loans	0.25% of the aggregate initial principal amount of the Tranche B-2 Term Loans on the Second Amendment Effective Date
Maturity Date in respect of the Tranche B-2 Term Loans	all unpaid aggregate principal amounts of any outstanding Tranche B-2 Term Loans

(e)                                  Subsection 2.3 of the Credit Agreement is hereby amended and restated as follows:

“Procedure for Term Loan Borrowing.  The Borrower shall have given the Administrative Agent notice (which notice must have been received by the Administrative Agent prior to 9:00 A.M., New York City time, and shall be irrevocable after funding) on (i) the Closing Date specifying the amount of the Initial Term Loans to be borrowed or (ii) the Second Amendment Effective Date specifying the amount of Tranche B-2 Term Loans to be borrowed.  Upon receipt of such notice, the Administrative Agent shall promptly notify each applicable Lender thereof.  Each applicable Lender will make (a) in the case of the Initial Term Loans, the amount of its pro rata share (based on its Initial Term Loan Percentage) of the Initial Term Loan Commitments and (b) in the case of the Tranche B-2 Term Loans, the amount of its pro rata share (based on its Tranche B-2 Term Loan Percentage) of the Tranche B-2 Term Loan Commitments, as applicable, available to the Administrative Agent, in each case for the account of the Borrower at the office of the Administrative Agent specified in Subsection 11.2 prior to 10:00 A.M., New York City time, on the Closing Date or the Second Amendment Effective Date, as applicable, in funds immediately available to the Administrative Agent.  The Administrative Agent shall on such date credit the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.”

(f)                                   Subsection 2.5 of the Credit Agreement is hereby amended as follows:

i.                                          by amending and restating the first sentence of clause (a) thereof as follows:

“The Borrower hereby unconditionally promises to pay to the Administrative Agent (in the currency in which such Term Loan is denominated) for the account of:  (i) each applicable Lender the then unpaid principal amount of each Initial Term Loan of such Lender made to the Borrower, on the Maturity Date in respect of the Initial Term Loans (or such earlier date on which the Initial Term Loans become due and payable pursuant to Section 9) and (ii) each applicable Lender the then unpaid principal amount of each Tranche B-2 Term Loan of such Lender made to the Borrower, on the Maturity Date in respect of the

Tranche B-2 Term Loans (or such earlier date on which the Tranche B-2 Term Loans become due and payable pursuant to Section 9).”

ii.                                       by inserting the words “, the Tranche thereof” after the words “the Type thereof” appearing in clause (c) thereof.

(g)                                  Subsection 2.6(d) of the Credit Agreement is hereby amended by amending and restating subclause (iv) thereof as follows:

“(iv) the interest rate margins applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower and the applicable Additional Lenders; provided that in the event that the applicable interest rate margins for any term loans Incurred by the Borrower under any Incremental Term Loan Commitment (solely for the purposes of the Tranche B-2 Term Loans, to the extent that such term loans are Incurred on or prior to the 12-month anniversary of the Second Amendment Effective Date) are higher than the applicable interest rate margin for the Initial Term Loans and the Tranche B-2 Term Loans by more than 50 basis points, then the Applicable Margin for the Initial Term Loans and/or the Tranche B-2 Term Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Initial Term Loans and/or the Tranche B-2 Term Loans is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Initial Term Loans, the Tranche B-2 Term Loans and the Incremental Term Loans, (A) original issue discount (“OID”) or upfront fees payable generally to all participating Additional Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Initial Term Loans, the Tranche B-2 Term Loans or any Incremental Term Loan in the initial primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity); (B) any arrangement, structuring or other fees payable in connection with the Incremental Term Loans that are not shared with all Additional Lenders providing such Incremental Term Loans shall be excluded; (C) any amendments to the Applicable Margin on the Initial Term Loans or the Tranche B-2 Term Loans that became effective subsequent to the Closing Date (with respect to Initial Term Loans) or the Second Amendment Effective Date (with respect to the Tranche B-2 Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and (D) if the Incremental Term Loans include an interest rate floor greater than the interest rate floor applicable to the Initial Term Loans and/or the Tranche B-2 Term Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Initial Term Loans and/or the Tranche B-2 Term Loans shall be required, to the extent an increase in the interest rate floor for the Initial Term Loans and/or the Tranche B-2 Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Initial Term Loans and/or the Tranche B-2 Term Loans shall be increased by such amount.”

(h)                                 Subsection 2.8 of the Credit Agreement is hereby amended by inserting the words “, Tranche B-2 Term Loans” after the words “Initial Term Loans” in clause (a) thereof.

(i)                                     Subsection 4.2 of the Credit Agreement is hereby amended by inserting the word “applicable” immediately before the words “Maturity Date” appearing in clauses (a) and (b) thereof and by deleting the word “either” appearing before the words “Maturity Date” in clause (b) thereof.

(j)                                    Subsection 4.4 of the Credit Agreement is hereby amended as follows:

i.                                          by inserting the following sentence after the last sentence appearing in clause (a) thereof:

“Each prepayment of Tranche B-2 Term Loans pursuant to this Subsection 4.4(a) made on or prior to the six-month anniversary of the Second Amendment Effective Date in an amount equal to, or with the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from, its incurrence of new Indebtedness under first lien secured term loan bank financing in a Tranche B-2 Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(c).”

ii.                                       by inserting the words “Tranche B-2 Term Loans,” after the words “Initial Term Loans,” in the first sentence of clause (c) thereof.

(k)                                 Subsection 4.5 of the Credit Agreement is hereby amended by inserting the following new clause (c) thereof:

“(c)                            If on or prior to the six-month anniversary of the Second Amendment Effective Date the Borrower makes an optional prepayment in full of the Tranche B-2 Term Loans in an amount equal to, or with the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from, its incurrence of new Indebtedness under first lien secured bank term loan financing in a Tranche B-2 Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche B-2 Term Lender, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B-2 Term Loans being prepaid.  If, on or prior to the six-month anniversary of the Second Amendment Effective Date, any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Tranche B-2 Term Loans) that results in a Tranche B-2 Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.8(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Tranche B-2 Term Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.8(e) or 11.1(g).”

(l)                                     Subsection 5.16 is hereby amended and restated as follows:

“The proceeds of Term Loans shall be used by the Borrower (i) in the case of the Initial Term Loans other than the 2013 Supplemental Term Loans, to effect, in part, the Refinancing and the other Transactions, and to pay certain fees and expenses relating thereto, (ii) in the case of Tranche B-2 Term Loans, to finance the working capital, capital expenditures, business requirements, acquisitions and other general corporate purposes of the Borrower and its Restricted Subsidiaries and (iii) in the case of all other Term Loans, to finance the working capital, capital expenditures, business requirements and other general corporate purposes of the Borrower and its Restricted Subsidiaries.”

(m)                             Subsection 11.1(d)(ii) is hereby amended and restated as follows:

“(ii) in accordance with Subsection 2.6 to incorporate the terms of any Incremental Commitments (including to add a new revolving facility under this Agreement with respect to any Incremental Revolving Commitment and including the incorporation of such additional changes to the terms of the Tranche B-2 Term Loans after the Second Amendment Effective Date as are contemplated by the provisions of the Tranche B-2 Fee Letter (as in effect on the Second Amendment Effective Date) and”.

(n)                                 Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A” in clause (a) thereof and replacing it with “Schedules A and A-1”.

(o)                                 Subsection 11.6 of the Credit Agreement is hereby amended as follows:

i.                                          by inserting the words “, Tranche B-2 Term Loan Commitments” after the words “Initial Term Loan Commitments” appearing in subclause (iv) of clause (b) thereof,

ii.                                       by inserting the words “, Tranche B-2 Term Loan Commitments” after the words “Incremental Commitments” appearing in the third to last paragraph of clause (b) thereof and

iii.                                    by inserting the words “Tranche B-2 Term Loan Commitments,” after the words “Initial Term Loan Commitments,” in the first sentence of subclause (i) of clause (c) thereof.

(p)                                 Exhibit N to the Credit Agreement is hereby amended by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]”.

(q)                                 Exhibit O to the Credit Agreement is hereby amended as follows:

i.                                          by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]” and

ii.                                       by inserting the words “[$[•] of Tranche B-2 Term Loans]” after the words “[$[•] of Initial Term Loans]” in subparagraph (2) of the second paragraph thereof.

(r)                                    Exhibit P to the Credit Agreement is hereby amended as follows:

i.                                          by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]” and

ii.                                       by inserting the words “[Tranche B-2 Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in subparagraph (2) of the second paragraph thereof.

(s)                                   Exhibit Q to the Credit Agreement is hereby amended as follows:

i.                                          by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]” and

ii.                                       by inserting the words “[Tranche B-2 Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in subparagraph (2) of the second paragraph thereof.

(t)                                    Exhibit R to the Credit Agreement is hereby amended as follows:

i.                                          by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]” and

ii.                                       by inserting the words “[Tranche B-2 Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in subparagraph (2) of the second paragraph thereof.

(u)                                 Exhibit S to the Credit Agreement is hereby amended by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]”.

(v)                                 Exhibit T to the Credit Agreement is hereby amended as follows:

i.                                          by deleting each reference to “Initial Term Loans” and replacing it with “[Initial Term Loans][Tranche B-2 Term Loans]” and

ii.                                       by inserting the words “[Tranche B-2 Term Loans - $[•]]” after the words “[Initial Term Loans - $[•]]” appearing in the second paragraph thereof.

(w)                               The Schedules to the Credit Agreement are hereby amended by adding as new Schedule A-1 Annex I hereto.

SECTION TWO - Conditions to Effectiveness relating to Credit Agreement Amendments.  This Second Amendment relating to the Credit Agreement Amendments shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)                                 the Borrower, the Tranche B-2 Term Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Alina Weiss (facsimile number:  +1 212 354 8113, email address:  alina.weiss@whitecase.com);

(b)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Second Amendment, and the performance of the Credit Agreement as amended by this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;

(c)                                  the Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP, counsel to the Borrower, and the General Counsel of the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Second Amendment Effective Date;

(d)                                 the Administrative Agent shall have received a certificate of the Borrower required pursuant to Subsection 2.6(a) and the definition of “Maximum Incremental Facilities Amount” in the Credit Agreement;

(e)                                  all fees and expenses then due and payable to the Administrative Agent, the Other Representatives in respect of the Tranche B-2 Term Loans and the Tranche B-2 Term Loan Lenders pursuant to the Tranche B-2 Fee Letter and Section Five hereof shall have been paid on, or contemporaneously with the funding of Tranche B-2 Term Loans on, the Second Amendment Effective Date;

(f)                                   the Administrative Agent shall have received a notice of such borrowing as required by Subsection 2.3 of the Credit Agreement (as amended hereby);

(g)                                  the Acquisition shall have been or, substantially concurrently with the initial borrowing under the Tranche B-2 Term Loans shall be, consummated in all material respects in accordance with the terms of the Merger Agreement, without giving effect to any modifications, amendments, express waivers or express consents thereunder by the Buyers that are materially adverse to the Tranche B-2 Lenders without the consent of the Tranche B-2 Lead

Arrangers and the Other Representatives (such consent not to be unreasonably withheld, conditioned or delayed), it being understood and agreed that any change in the purchase price shall not be deemed to be materially adverse to the Tranche B-2 Lenders but (x) any resulting reduction in purchase price to the extent resulting in lower cash funding by the Buyers shall be allocated to a reduction in the Tranche B-2 Term Loans and (y) any increase in purchase price (excluding, for the avoidance of doubt, purchase price adjustments pursuant to the Merger Agreement) may be funded with the Borrower’s cash, borrowings under the ABL Facility (provided, that the proceeds of the ABL Facility may not be used to fund an increase in the purchase price in excess of 10% of the purchase price and all fees, expenses and premiums related thereto) or the proceeds of a common stock or other “qualified” equity issuance or a common equity contribution received by the Borrower;

(h)                                 no Material Adverse Effect (as defined in the Merger Agreement) on the Target shall have occurred since the date of the Merger Agreement (other than any Material Adverse Effect under clause (i)(B) of the definition of “Material Adverse Effect” that has been cured prior to the Second Amendment Effective Date);

(i)                                     the Administrative Agent shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Borrower certifying the Solvency, after giving effect to the Acquisition, of the Borrower and its Restricted Subsidiaries on a consolidated basis in substantially the form reasonably acceptable to the Administrative Agent;

(j)                                    the Administrative Agent and the Tranche B-2 Lenders shall have received at least three days prior to the Second Amendment Effective Date all documentation and information reasonably requested in writing by the Administrative Agent, at least ten calendar days prior to the Second Amendment Effective Date, about the Borrower and the Guarantors mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act; and

(k)                                 (i) the condition in Section 9.2(a) of the Merger Agreement (but only with respect to the representations that are material to the interests of the Tranche B-2 Lenders, and only to the extent that Merger Sub has the right to terminate its obligations under the Merger Agreement as a result of a breach of such representations in the Merger Agreement) shall have been satisfied and (ii) the representation and warranties in Section three below shall, except to the extent they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date.

The making of the Tranche B-2 Term Loans by the Tranche B-2 Term Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by each Tranche B-2 Term Lender that has made its respective Tranche B-2 Term Loan that each of the conditions precedent set forth in Section Two of this Second Amendment and the Credit Agreement shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Tranche B-2 Lenders party hereto and the Administrative Agent to enter into this Second Amendment, the Borrower represents and warrants to each of such Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default exists as of the Second Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Borrower or (B) any Requirement of Law applicable to the Borrower or result in a breach of any provision of any Contractual Obligation of the Borrower, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION FOUR - Covenants.

(a)                                 The Borrower shall have obtained a release of all liens and mortgages (other than Permitted Liens) on the assets of the Target and its Subsidiaries within 90 days of the Second Amendment Effective Date (or such other period as may be reasonably agreed by the Administrative Agent in its sole discretion).

(b)                                 The Borrower shall have within 90 days of the Second Amendment Effective Date (or such other period as may be agreed by the Administrative Agent in its sole discretion) satisfied the requirements set forth in Section 7.9 of the Credit Agreement with respect to the Target and its Subsidiaries (it being understood and agreed that this Second Amendment shall constitute a request of the Administrative Agent to satisfy the requirements under Section 7.9).

(c)                                  The parties hereto shall enter into all amendments to the Credit Agreement that are necessary after the Second Amendment Effective Date to implement the provisions of the Tranche B-2 Fee Letter (as in effect on the Second Amendment Effective Date) as contemplated by clause (m) of Section One of the Second Amendment.

SECTION FIVE - Fees.

(a)                                 The Administrative Agent shall have received, for the account of the Tranche B-2 Lenders, an upfront fee in an amount equal to 0.50% of the sum of the aggregate principal amount of the Tranche B-2 Term Loans, which upfront fee may be structured as original issue discount at the option of the Lead Arrangers in respect of the Tranche B-2 Term Loans.

(b)                                 The Borrower agrees to reimburse the Administrative Agent and the Other Representatives in respect of the Tranche B-2 Term Loans for their reasonable and documented out-of-pocket expenses incurred by them in connection with this Second Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Other Representatives in respect of the Tranche B-2 Term Loans, and White & Case LLP, counsel for the Administrative Agent, (I) in the case of the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement and (II) in the case of the Other Representatives in accordance with the Commitment Letter dated as of July 30, 2015, as amended, by and among the Borrower and other parties thereto.

SECTION SIX - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.  The Borrower hereby expressly acknowledges the terms of this Second Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Second Amendment and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, in respect of the Tranche B-2 Term Loans) pursuant to the Security Documents.

SECTION SEVEN - Execution in Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Second Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION EIGHT - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES

OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

ENVISION HEALTHCARE CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC,
as Tranche B-2 Term Loan Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GOLDMAN SACHS BANK USA,
as Tranche B-2 Term Loan Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

[Signature Page to Second Amendment to Term Loan Credit Agreement]

BANK OF AMERICA, N.A.,
as Tranche B-2 Term Loan Lender

By:	/s/ Matt Lynn
Name:	Matt Lynn
Title:	Managing Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Tranche B-2 Term Loan Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Tranche B-2 Term Loan Lender

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Tranche B-2 Term Loan Lender

By:	/s/ Jessica DeLorm
Name:	Jessica DeLorm
Title:	Duly Authorized Signatory

[Signature Page to Second Amendment to Term Loan Credit Agreement]

FIFTH THIRD BANK,
as Tranche B-2 Term Loan Lender

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Tranche B-2 Term Loan Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Second Amendment and the incurrence of the Tranche B-2 Term Loans.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Tranche B-2 Term Loans shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section Two hereof.

GUARANTORS:

ENVISION HEALTHCARE INTERMEDIATE CORPORATION

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
APH LABORATORY SERVICES, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EVERGREEN EMERGENCY SERVICES OF ALLENTOWN, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

GOLD COAST AMBULANCE SERVICE
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.
HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
OHERBST, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

ARKANSAS RIVER EMERGENCY SERVICES, LLC

By: PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC, as Sole Member of Arkansas River Emergency Services, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Phoenix Emergency Physicians of the Northeast, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

DAN RIVER EMERGENCY SERVICES, LLC
EMERGENCY SERVICES OF CENTRAL OHIO, LLC
PHOENIX EMERGENCY MEDICINE OF BROWARD, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE MIDWEST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE SOUTHEAST, LLC
PHOENIX EMERGENCY SERVICES OF INVERNESS, LLC
PHOENIX EMERGENCY SERVICES OF LEESBURG, LLC
PHOENIX OBSTETRICS/GYNECOLOGY, LLC
PHOENIX PEDIATRICS OF BROWARD, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Dan River Emergency Services, LLC, Emergency
Services of Central Ohio, LLC, Phoenix Emergency
Medicine of Broward, LLC, Phoenix Emergency Physicians of the Midwest, LLC, Phoenix Emergency
Physicians of the Northeast, LLC, Phoenix Emergency
Physicians of the Southeast, LLC, Phoenix Emergency
Services of Inverness, LLC, Phoenix Emergency
Services of Leesburg, LLC, Phoenix
Obstetrics/Gynecology, LLC and Phoenix Pediatrics of Broward, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

	By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By:EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

	By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

	By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the issuance of the Tranche B-2 Term Loans will constitute Term Loan Obligations (as defined in the Intercreditor Agreement), under the Original Term Loan Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]